EXHIBIT 99.1

CHINA BOTANIC PHARMACEUTICAL INC. ANNOUNCES

WITHDRAWAL OF REQUEST FOR HEARING

Harbin, China –June 6, 2013 –China Botanic Pharmaceutical Inc. (AMEX: CBP) (formerly Renhuang Pharmaceuticals, Inc.) ("China Botanic" or the "Company"), a developer, manufacturer and distributor of botanical products, bio-pharmaceuticals and traditional Chinese medicines (“TCM”) in China, announced today that on  June 5, 2013, the Company submitted a notice to the NYSE MKT LLC (the “Exchange”) of its decision to withdraw its appeal of the Staff's determination to delist the Company's securities from the NYSE MKT.  As a result, the Company has been informed that the Company’s common stock will be suspended from trading and the Exchange will proceed to file a Form 25 with the Securities and Exchange Commission to delist the Company’s common stock from the Exchange.

As previously announced on May 2, 2012, the Company received a notice (“Delisting Notice”) from the NYSE MKT LLC ("Exchange") indicating that based on the Company’s noncompliance with its compliance plan previously submitted by the Company on February 7, 2013 to regain compliance with Sections 134 and 1101 of the NYSE MKT  Company Guide (“Company Guide”) by May 1, 2013 (the “Compliance Plan”), the Exchange has made a determination to delist the common stock of the Company from the Exchange.  The Delisting Notice indicated that under Sections 1203 and 1009(d) of the Company Guide, the Company has a limited right to appeal the Exchange’s determination by requesting an oral hearing or a hearing based on a written submission before the Exchange’s Listing Qualifications Panel (“Panel”). On May 9, 2013, the Company submitted a request for a  hearing and paid the applicable hearing fee, and an oral hearing date was set for June 28, 2013,  However, based on the progress of its audit, the Company has decided to not appeal by withdrawing its request for hearing.  As a result of the Company’s decision not to  appeal, the Company has been informed that the delisting determination is final and the Exchange will proceed to file an application with the Securities and Exchange Commission to delist the Company’s common stock from the Exchange.

ABOUT CHINA BOTANIC PHARMACEUTICAL INC.

China Botanic Pharmaceutical Inc. is engaged in the research, development, manufacturing, and distribution of botanical products, bio-pharmaceutical products, and traditional Chinese medicines ("TCM"), in the People's Republic of China. All of the Company's products are produced at its three GMP-certified production facilities in Ah City, Dongfanghong and Qingyang. The Company distributes its botanical anti-depression and nerve-regulation products, biopharmaceutical products, and botanical antibiotic and OTC TCMs through its network of over 3,000 distributors and over 70 sales centers across 24 provinces in China. For more information, please visit www.renhuang.com.

Safe Harbor Statement

This press release contains certain statements that may include forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements are based upon management's beliefs, assumptions and expectations of the Company's future operations and financial performance, taking into account the information currently available to management. These statements are not statements of historical fact. Forward-looking statements involve risks and uncertainties, some of which are not currently known that may cause actual results, performance or financial condition to be materially different from the expectations of future results, performance or financial condition expressed or implied in any forward-looking statements. These forward-looking statements are based on current plans and expectations and are subject to a number of uncertainties including, but not limited to, the Company's ability to manage expansion of its operations effectively, and other factors detailed in the Company's annual report on Form 10-K and other filings with the Securities and Exchange Commission.  The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. You are cautioned not to unduly rely on such forward-looking statements when evaluating the information presented herein.

Company Contact:
China Botanic Pharmaceutical Inc.
Ms. Portia Tan, IR Contact
Tel: 86-451-8260-2162
Email: ir@renhuang.com